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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DE 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) April 19, 2006.


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
                                  ------------
                 (State or Other Jurisdiction of Incorporation)


        0-26366                                          23-2812193
        -------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA                          19072
---------------------------------------------                          -----
 (Address of Principal Executive Office)                             (Zip Code)

                                  610-668-4700
                                  ------------
                (Issuer's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

         __ Written communication pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

         __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

         __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

         On April 19, 2006, the Board of Directors of Royal Bancshares of Pennsylvania, Inc., approved amendments to the Bylaws of Royal Bancshares of Pennsylvania, Inc.

         The purpose for the amendments is to formally describe the office of Chief Operating Officer (article 20). This amendment provides that the Chief Operating Officer in the absence or incapacity of the President, shall be authorized to exercise all powers and perform all duties of the President. The Chief Operating Officer shall also have such other authority and perform such other duties as may be provided in the Bylaws or as shall be determined by the Board of Directors or the President.

         The foregoing description of the amendments to the Bylaws is qualified in its entirety by the test of the amendments to the Bylaws, which are filed in this report as Exhibit 3.2 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         (c.) Exhibits

                  Exhibit          Description
                  -------------    ---------------------------
                  3.2              Amended Bylaws of Royal Bancshares of
                                   Pennsylvania, Inc.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ROYAL BANCSHARES OF PENNSLYVANIA, INC
                      -------------------------------------



Dated:  April 19, 2006                       /s/ Jeffrey T. Hanuscin
                                             -----------------------
                                             Jeffrey T. Hanuscin
                                             Chief Financial Officer